Exhibit 10.2.2 - English translated version of Portuguese document

                          MEMORANDUM OF UNDERSTANDING

By this present Agreement entered into by, on the one side, Supply Consult, a company with its Head Office in Germany at Karolinen Platz 5, 80333, Muenchen, hereinafter referred to as "SUPPLY", in this act represented by its Director General, Hans W. Biener, bearing the passport no. 3208063701 issued by the Federal Republic of Germany, and on the other side, lvaro da Silva Souza, Brazilian, single, prospector, bearing the Identity Card No. RG 75528 issued by SSP-RO, and duly enrolled in the Individual Taxpayer's Register under no. CIC 414.532.112-72, and Galdino Antonio da Silva Luz, Brazilian, married, aeronaut and miner prospector, thus legally established, born in Porto Alegre, RS, bearing the Identity Card No. RG 177562 issued by SSP-RR, and duly enrolled in the Individual Taxpayer's Register under no. CPF 161.023.550-91, and also holding a power of attorney for the above-mentioned prospector, both with address at Av. Dr. Hugo de Mendon a, n degree 420, Caixa Postal 034 - Bairro Centro, in the city of Itaituba, state of Para, Postal Code CEP 68181-970, hereinafter referred to as "GARIMPEIROS", and collectively referred to as "CONTRACTING PARTIES", and the representative of each side hereinafter referred to jointly as Counterparts.

OBJECT: Hereinafter named GARIMPO, as detailed in ANNEX A of this instrument, this object is made up of 2 (two) blocks of area with distinct titles, which, after an appraisal of the geological potential by and being of interest to SUPPLY, will result in a business transaction, following the terms and conditions as specified in item 2 below:

ANNEX A - BLOCK I - referring to Garimpo Novo Porto in the name of Alvaro da Silva Souza

- Applications for Mine Permission according to the list below:
DNPMs 852875/94-Area-08 to 852906/94-Area-39
DNPMs 852908/94-Area-41 to 852912/94-Area-45
DNPMs 852914/94-Area-47 to 852918/94-Area-51
DNPMs 852920/94-Area-53 to 852924/94-Area-57
DNPMs 852926/94-Area-59 to 852929/94-Area-63
DNPMs 852931/94-Area-65 to 852934/94-Area-68
DNPMs 852936/94-Area-71 to 852942/94-Area-81
DNPMs 852944/94-Area-83 to 852948/94-Area-87
DNPMs 852957/94-Area-89 to 852961/94-Area-93
DNPMs 852963/94-Area-95 to 852967/94-Area-99
DNPMs 852969/94-Area-101 to 852973/94-Area-105
DNPMs 852975/94-Area-l07 to 852979/94-Area-111
DNPMs 852981/94-Area-113 to 852985/94-Area-117
DNPMs 852987/94-Area-119 to 852991/94-Area-123
DNPMs 852993/94-Area-125 to 852997/94-Area-129
DNPMs 852999/94-Area-131 to 853000/94-Area-132, in the name of
Alvaro da Silva Souza, according to map of detail, doc. ANNEX A-1.

- An application for Survey Authorization DNPM No. 850567/2005-04 in the name of lvaro da Silva Souza, according to map of location, doc. ANNEX A-2.
- Plant of the location of the general possession of the area of Novo Porto mine which incorporates the above-mentioned DNPMs pertinent to its titleholder, doc. ANNEX A3.

ANNEX A - BLOCK II - Referring to Faz. Agroextrativista Mineral Brilhante, in the name of Galdino Antonio da Silva Luz.
- Applications for Mine Permission according to the list below:
DNPMs number 852826/94-Area 01 to 852829/94-Area 04
DNPMs number 852831/94-Area 06 to 852832/94-Area 07
DNPMs number 852834/94-Area 09 to 852837/94-Area 12
DNPMs number 852839/94-Area 14 to 852840/94-Area l5
DNPMs number 852842/94-Area 17 to 852845/94-Area 20
DNPMs number 852847/94-Area 22 to 852848/94-Area 23
DNPMs number 852850/94-Area 25 to 852865/94-Area 40, in the name of Galdino Antonio da Silva Luz, according to map of location and detail doc. ANNEX A4.
- An application for Survey Authorization DNPM No. 850566/2005-77 in the name of Galdino Antonio da Silva Luz, according to map of location, doc. ANNEX A5.

A. WHEREAS the GARIMPEIROS are the titleholders of certain mineral rights located in the region of the Basin of Tocantins River and around some of its arms, Garimpo Novo Porto and Fazenda Agroextrativista Mineral Brilhante, in the Municipality of Itaituba, State of Para, which rights refer to PLGs according to DNPM processes mentioned in ANNEX A, with assured priority, which rights include the possession of the surface area (although not yet applied for, but included herein for the purposes of this agreement, doc. ANNEX A3), those certain mineral rights hereinafter collectively referred to as "GARIMPO", being the said mineral rights, for their better understanding, specified in ANNEX A of this instrument in two blocks with distinct titles.

B. WHEREAS SUPPLY wishes to explore and assess the gold potential and have an option to acquire title to the mineral rights of the GARIMPO, and for such purpose has been granted access to information gathered on site by the GARIMPEIROS, who agree to this, with the knowledge that the work done is at SUPPLY's expense and risk.

C. WHEREAS SUPPLY has the necessary technology to develop and carry out exploration work in gold mineral reserves as well as economic means to carry out such activities in the GARIMPO.

D. WHEREAS the CONTRACTING PARTIES wish to enter into and celebrate an Agreement for the Assignment and Transfer of Mineral Rights, and for such purpose SUPPLY will appoint a person of trust to act on its behalf by means of a specific agreement which is hereto attached. In order to preserve the negotiation, the parties agree to execute this temporary instrument, hereinafter referred to as "MEMORANDUM OF UNDERSTANDING", and having as its object the establishment of the right and obligations of the CONTRACTING PARTIES among themselves and any third party. A definitive Agreement for the Assignment and Transfer of Mineral Rights shall be celebrated by the parties at a later stage, following the terms and conditions outlined in the clauses ahead.

E. WHEREAS SUPPLY, in order to maintain the Assignment and the Option to celebrate a definitive Assignment and Transfer Option of Mineral Rights Agreement, agrees to carry out a due diligence within 90 (ninety) days; and for such purpose, the CONTRACTING PARTIES have decided to enter into and celebrate this "MEMORANDUM OF UNDERSTANDING", according to the following terms and conditions:

1.     EVALUATION AND STATEMENT OF INTEREST
1.1 - In view of that specified in item B of this agreement, SUPPLY undertakes hereby to pay the GARIMPEIROS the equivalent in reals of US$5,000.00 (five thousand US$) to have the right to duly and in detail appraise the GARIMPO, in consideration of the authorization now being granted to SUPPLY.

1.2 - The above-mentioned payment and subsequent ones will be paid through a bank deposit in favour of GALDINO ANTONIO DA SILVA LUZ, chequing account no. 7643-0 with Bank Branch no. 1646-2, in the city of Peixoto de Azevedo, MT, which the GARIMPEIROS will indicate to SUPPLY. The amount is in Brazilian currency, and for this purpose, the commercial rate of exchange for the purchase and sale of US currency prevailing in Rio de Janeiro will be used, on the business day prior to the payment at the exchange rate used by SUPPLY or as informed in the newspaper "Gazeta Mercantil" or, in its absence, in another major daily newspaper.

1.3 - The GARIMPEIROS, as from the date of the execution hereof and within the period of 90 (ninety) days, undertake not to assign, transfer, encumber or lien the mineral rights comprised in the GARIMPO, and, according to the terms and conditions set forth in this instrument, agree to make all information available to SUPPLY who shall inspect and examine all and any data it might have access to in regard to the GARIMPO. During this period, SUPPLY shall make site visits, examine the data and decide to exercise its option to acquire the GARIMPO. In case SUPPLY decides to exercise its option to acquire the GARIMPO, it shall notify the GARIMPEIROS of its decision at least five (5) days prior to the expiration of the abovementioned period.

2.     ASSIGNMENT AND TRANSFER OPTION OF MINERAL RIGHTS
2.1 - In accordance with item 2.2 of this agreement, having SUPPLY notified the GARIMPEIROS of its interest to acquire the GARIMPO, the parties hereby shall celebrate an Agreement for the Assignment and Transfer of Mineral Rights and Other Covenants, within a maximum period of 90 days, which will establish and govern the terms and conditions of the transfers, as well as to register such agreement before the DNPM, provided it agrees to pay as price for the assignment of the mineral rights and the possession rights, the values established as follows:

                          Date                        Payment US$
I    30.11.2005 (as stipulated in items 1.2 and 1.3)        25,000
II   30.05.2006 (as stipulated in items 1.2 and 1.3)        75,000
III  30.05.2007 (as stipulated in items 1.2 and 1.3)       100,000
IV   30.05.2008 (as stipulated in items 1.2 and 1.3)       150,000
V    30.05.2009 (as stipulated in items 1.2 and 1.3)     1,850,000
                          Total                       US$2,200,000

2.2 - The GARIMPEIROS agree to, immediately after SUPPLY confirms the interest over the Mineral Rights comprised in the GARIMPO, assign and transfer the said rights, upon payment (I) which will take place with the registration of the transferred right and upon confirmation of its priority, which shall permit SUPPLY to execute in the GARIMPO for a period of 42 (forty-two) months as from the date of this agreement, assessment work and geological survey which it deems necessary to ascertain the existence of possible primary deposits which may be economically explored, and therefore, its interest in purchasing or not the respective mineral rights. It should be noted that during the geological assessment of the GARIMPO, the GARIMPEIROS may develop works therein, provided that work in the said mining site does not interfere with SUPPLY's research activities, in which case the miners will need to stop their work. As far as possible, SUPPLY shall inform the miners as to how they should carry out their work to avoid any stoppage.

2.3 - All the productive activities are concentrated in a segment of the Highway BR-163 which links the cities of Cuiaba and Santarem, comprising the area of interest of the CONTRACTING PARTIES. Therefore, the Parties shall take all the necessary actions, jointly or separately and in the most convenient way to defend the interests of the GARIMPO. Regarding the ownership, the GARIMPEIROS declare to be the legitimate and sole owners of the areas comprising the GARIMPO, and therefore, the mining results, right to rental or any indemnifications are included in the prices established in clause 2.1 above. For such purpose, the GARIMPEIROS agree to the best of their ability to provide to SUPPLY with technical, legal and operational support, as well as undertake to endeavour their best efforts to give SUPPLY any information it might have access to with respect to the GARIMPO, and to take all actions necessary for the expeditious registration of the documents needed in order for the Agreement to be implemented, with SUPPLY being responsible for the financial expenses incurred to obtain such results.

2.4 - SUPPLY may, after the registration of the Exploration Agreement, transfer to any third parties, the mineral rights granted to it under this Agreement, provided there is an inclusion of a clause in this regard.

2.5 - At any time before the Option exercise, SUPPLY will be entitled to terminate the Agreement and drop the GARIMPO PROJECT regardless of the motive, being free henceforth of any and all payment commitments yet to be due. If SUPPLY decides to exercise its option to terminate the agreement, it shall assign back to the GARIMPEIROS within 15 days the Mining Rights object of this agreement together with a detailed technical report which shall include all and any information gathered to date.

2.6 - The CONTRACTING PARTIES will be liable for a jointly follow-up before the DNPM in regard to the Mineral Rights comprised in the GARIMPO, especially regarding exploration permit requests, with all the expenses incurred of the responsibility of SUPPLY.

2.7 - Each of the CONTRACTING PARTIES herein will be liable for any and all environmental damages resulting from their activities carried out in the GARIMPO. In this regard, the GARIMPEIROS are responsible for the environmental damages caused up to the signing of this agreement.

2.8 - The payment of item "2.1 V on 30.05.2009 (as specified in item 1.2 and 1.3) US$ 1,850,000" will be made once only in case the final area of acquisition is for lvaro da Silva Souza's block or for Galdino Antonio da Silva Luz's block, and in case SUPPLY wishes to acquire both blocks then it shall pay the equivalent in reals of US$1,850,000.00 for each block.

3.     CONFIDENTIALITY
3.1. The fact that the Agreement has been executed as well as its contents and any technical and financial or other information pursuant to the GARIMPO constitutes confidential information of the CONTRACTING PARTIES and shall not be disclosed, divulged or made known to any third party or published without previous written consent of the non-disclosing party. Exception to the confidentiality obligation will be the case in which any of the CONTRACTING PARTIES needs to disclose said information as a result of it is being linked to the stock market and disclosure is required by law.

4.     COMMUNICATION
4.1. Any notice related to this agreement shall be given in writing and shall be deemed to be effectively given upon personal delivery, or by registered letter or upon receipt of transmission by fax or cable, provided there is an acknowledgement of receipt. Such notices shall be sent to each party representative herein established.

5.     REPRESENTATIONS AND WARRANTIES
5.1. Each of the PARTIES herein represents and warrants to each other that:
(a) they are corporations duly incorporated and validly existing and in good standing under the laws of their countries, and have the power, capacity and authority to enter into and perform the Agreement and all transactions contemplated herein;
(b) there are no provisions in their By-laws, statutes or agreements of which they are a party or object which may prevent the celebration and execution of this Agreement;
(c) The celebration of the Agreement will not result in a default under any agreement or instrument to which the parties are a party, as well as will not infringe any applicable laws, regulations, suits, decree or rule which they might be obliged to obey or any arrangement, waiver, or agreement of which is it a party;
(d) There are no pending liabilities, warranties, pledge, or any other obligations which might significantly in any way interfere with the mineral rights object of the Agreement, and said rights are free and clear of any claims, liens or encumbrances;
(e) In respect of the mineral rights herein referred to, there are no contractual obligations in respect to royalties, finder's fee and/or any other contribution to any landowners, occupiers or third parties; and to ensure good execution of the appraisal, the miners owners of the GARIMPO, authorize SUPPLY to use the "AERODROMO" called Novo Porto, alter its configuration and access routes, facilities and other improvements at its own expense and risk.

6.     AMENDMENTS AND PREVIOUS EVENTUAL AGREEMENTS AND GENERAL PROVISIONS
6.1. This agreement represents and comprises all the understanding and commitments agreed amongst the PARTIES, and replaces or overlaps any and all previous agreements and negotiations, verbal or written, with regard to the issues herein addressed.

6.2. By this agreement the signatories, their successors and any authorized assignees are obliged to comply with the terms and conditions set forth herein.

6.3. This agreement shall not be amended, in its parts or as a whole, except when previously agreed amongst the parties, and provided that such changes are done upon a written consent, executed and signed by a Counterpart, thus established, with a duly authorized representative of each party.

6.4. No tolerance by any of the CONTRACTING PARTIES with regard to any future defaults in the compliance of this instrument shall constitute as amendment or novation of the conditions agreed upon herein.

6.5. This agreement and its annexes, which after being signed by the CONTRACTING PARTIES and the witnesses will make an integral part of this instrument, represent the whole agreement entered into by the Parties, and shall govern and regulate their activities, according to the terms and conditions set forth hereto. No other business carried amongst the parties, except for the one established herein, shall be accepted as valid unless it proves to be an amendment to this agreement.

6.6. The terms set forth in this agreement are valid and binding and shall regulate and govern the business amongst the CONTRACTING PARTIES, until a definitive Agreement is executed which is expected to occur by 25NOV05.

6.7. The CONTRACTING PARTIES declare and warrant that they will grant an extrajudicial, executive power to this agreement, with full force, according to the terms established (in item II, article 621 of the Code of Civil Procedure, Law no. 8953/94). "Complement the provision specified between brackets".

7.     GOVERNING LAW AND DISPUTE RESOLUTION
7.1. This agreement shall be governed by the laws of Brazil.

7.2. The Parties hereby agree that any and all dispute arising from this agreement shall be resolved at the Main Court of the city of Rio de Janeiro, State of Rio de Janeiro, with the waiver of any other, prevailing over any others. However, the parties are entitled to solve any dispute by means of arbitration at the court of the city of Rio de Janeiro, provided that they have reached this decision by mutual agreement.

IT WITNESS WHEREOF, the parties execute this instrument in 3 (three) counterparts of identical tenor and form, in the presence of the witnesses below, who also subscribe this instrument, for all legal effect.

Itaituba, Pa, September 05, 2005

/s/"Galdino Antonio da Silva Luz"                     /s/"Alvaro da Silva Souza"
---------------------------------                     --------------------------
(Signature)                                           (Signature)
Galdino Antonio da Silva Luz                          AAlvaro da Silva Souza
177562-SSP/RR                      GARIMPEIROS        RG 75528-SSP/RO

                               /s/"Hans W Biener"
                               ------------------
                                  (Signature)
                                 Hans W. Biener
                            Passport no. 3208063701
                                  SupplyConsult


Witnesses
1) (Signature) Signature not legible
2) (Signature) Signature not legible


Notary Public stamp signed and dated 05SEP05 in Itaituba, authenticating the two signatures above with a hand icon stamp pointed to them.


Notary Public stamp signed and dated 20SEP05 in Rio de Janeiro, authenticating the signature of HANS WERNER BIENER.

                                POWER OF ATTORNEY


By this instrument of Power of Attorney celebrated between them, on the one side as PRINCIPAL, Mr. Alvaro da Silva Souza, Brazilian, single, miner prospector, bearer of ID number RG 75528/SSP-RO, and Taxpayer's Registry no. CIC 414.532.l272, with address at Av. Dr. Hugo de Mendon a no. 420, Caixa Postal 034
- Bairro Centro, in the city of Itaituba, State of Para, Postal Code 68181-970, and on the other side as PROXY, Mr. Galdino Antonio da Silva Luz, Brazilian, married, aeronaut and miner prospector, thus legally established, born in Porto Alegre, RS, bearing the Identity Card No. RG 177562 issued by SSP-RR, and duly enrolled in the Individual Taxpayer's Register under no. CPF 161.023.550-91, and also holding the power of attorney for the above-mentioned prospector, with address at Av. Dr. Hugo de Mendon a, n degree 420, Caixa Postal 034 - Bairro Centro, in the city of Itaituba, state of Para, Postal Code CEP 68181-970, to whom confers powers to represent the Principal before the Ministry of Mines and Energy, and all its Secretaries, Divisions and Departments, in particular before the National Department of Mineral Production, DNPM and all its district agencies, with the right to, with regard to his titles to the registered DNPM processes, assign and transfer such rights, apply for changes into licenses, extensions and suspensions of same, apply for portioning of the processes or inspections and authorizations, including hiring of professionals to prepare and present mineral survey plans and mineral survey reports or of any other nature, technical and economic feasibility studies of the mines or any other studies, withdraw them, alter or cancel them, pay taxes and fees, apply for and obtain user guides, receive returns, issue receipt, obtain verification of the processes, make appeal and inquiries, promote endorsements and represent the Principal before federal, state and municipal agencies, in particular the Brazilian Institute of Environmental and Renewable Natural Resources (Ibama) and other government agencies, whether federal, state or municipal, relating to environmental policies, and may also apply for environmental licences for mining activities, represent the Principal before third parties, with "adjudicia" powers, hire professionals in pertinent areas, present agreements and properly register them, paying taxes and fees, and whatever else necessary to comply with the terms and conditions of this mandate, and may also sub-establish in part or as a whole, and also desist from mining titles when necessary.

Special Clause: The Proxy may, in the form presented in the MEMORANDUM OF UNDERSTANDING, represent the Principal with this Power of Attorney, in the agreements of which the parties are a party as follows:

SUPPLY: Supply Consult, a company with its Head Office in Germany at Karolinen Platz 5, 80333, Muenchen, hereinafter referred to as "SUPPLY", in this act represented by its Director General, Hans W. Biener, bearing the passport no. 3208063701 issued by the Federal Republic of Germany.

GARIMPEIROS: Alvaro da Silva Souza, Brazilian, single, miner prospector, bearer of ID number RG 75528/SSP-RO, and Taxpayer's Registry no. CIC 414.532.1272, and Galdino Antonio da Silva Luz, Brazilian, married, aeronaut and miner prospector, thus legally established, born in Porto Alegre, RS, bearing the Identity Card No. RG 177562 issued by SSP-RR, and duly enrolled in the Individual Taxpayer's Register under no. CPF 161.023.550-91, and also holding the power of attorney for the above-mentioned prospector and Counterpart, both with address at Av. Dr.Hugo de Mendon a, no. 420, Caixa Postal 034 - Bairro Centro, in the city of Itaituba, Pa, CEP 68181-970, hereinafter referred to as Garimpeiros, and collectively referred to as CONTRACTING PARTIES and a representative of each party hereinafter jointly referred to as Counterparts.

OBJECT: Hereinafter named GARIMPO, as detailed in ANNEX A of the instrument referred to as MEMORANDUM OF UNDERSTANDING, in two blocks with distinct titles.

And for all legal effect, I sign hereunder,

Itaituba, Pa, August 12, 2005

/s/"Alvaro da Silva Souza"
--------------------------
(Signature)
ALVARO DA SILVA SOUZA

Notary Public stamp signed and dated in Itaituba, authenticating the signature above.

MINISTRY OF MINES AND ENERGY
DNPM - NATIONAL DEPARTMENT OF MINERAL PRODUCTION   Process 48405-850567/2005-04
ALVARO DA SILVA SOUZA - Survey Authorization
APPLICATION FOR MINERAL SURVEY - FORM 01
--------------------------------------------------------------------------------
02 - DOCUMENTS WHICH ARE PART OF THIS APPLICATION: FORMS 01 to 03 and
--------------------------------------------------------------------------------
- DESCRIPTION BRIEF OF THE AREA      - PROOF OF PAYMENT OF FEES
- MAP OF THE LOCATION OF THE AREA    NOTE ON TECHNICAL  RESPONSIBILITY (A.R.T.)
- SURVEY WORK PLAN                   - OF THE SURVEY PLAN
- BUDGET                             - OF THE DESCRIPTION BRIEF
- CHRONOGRAM                         - OF THE MAP OF THE LOCATION
-----------------------------------  -------------------------------------------

-----------------------------------  -------------------------------------------
03 - FOR THE EXCLUSIVE USE OF DNPM     04 - SURFACE AREA
-----------------------------------  -------------------------------------------
                                          DATE          HECTARES       ARES
-----------  -----------  ---------  --------------  -------------  ------------
                                      18AUGUST2005        9966          62
-----------  -----------  ---------  --------------  -------------  ------------

--------------------------------------------------------------------------------
05 - DATA OF APPLICANT: INDIVIDUAL OR COMPANY
--------------------------------------------------------------------------------
NAME
--------------------------------------------------------------------------------
ALVARO DA SILVA SOUZA
--------------------------------------------------------------------------------
                                      CPF NUMBER
-----------------------------  -------------------------  ----------------------
                                    414.532.122-72
-----------------------------  -------------------------  ----------------------
ADDRESS
--------------------------------------------------------------------------------
AVENIDA Dr. HUGO DE MENDONCA NO. 420
--------------------------------------------------------------------------------
DISTRICT                       CITY                       STATE
-----------------------------  -------------------------  ----------------------
CENTRO                         ITAITUBA                   PA
-----------------------------  -------------------------  ----------------------
POSTAL CODE: CEP 68181-970     FAX: 93-35180811           TELEPHONE: 93-35183022
                                                          P.O.Box: 034
-----------------------------  -------------------------  ----------------------

--------------------------------------------------------------------------------
06 - ADDITIONAL DATA (FOR INDIVIDUALS ONLY)
--------------------------------------------------------------------------------
ID CARD NO. 75.528 SSP/RO       PROFESSION: PROSPECTOR     CIVIL STATUS: SINGLE
-----------------------------  -------------------------  ----------------------
NATIONALITY: BRAZILIAN
--------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
07 - PROFESSIONAL RESPONSIBLE FOR THE SURVEY PLAN
--------------------------------------------------------------------------------
NAME: ANTONIO VALERIO DA SILVA
--------------------------------------------------------------------------------
PROFESSION: GEOLOGIST
--------------------------------------------------------------  ----------------
CPF NUMBER         PROF. BODY REGION (CREA)        ID No.        SIGNATURE
-----------------  ------------------------------  ------------
000.079.942-49                    1ST              1105-D       (Signature)
-----------------  ------------------------------  ------------  ---------------
ADDRESS
--------------------------------------------------------------------------------
AVENIDA SENADOR LEMOS NO. 568
--------------------------------------------------------------------------------
DISTRICT               CITY                  STATE
---------------------  --------------------  ------------------  ---------------
       UMARIZAL               BELEM          PA
---------------------  --------------------  ------------------  ---------------
POSTAL CODE            FAX                   TELEF0NE
---------------------  --------------------  ------------------  ---------------
CEP 66050-000          91-32222745           91-99884862
---------------------  --------------------  ------------------  ---------------

--------------------------------------------------------------------------------
08 - THE UNDERSIGNED REQUESTS AUTHORIZATION FROM THE DIRECTOR GENERAL OF
THE DNPM TO CONDUCT A MINERAL SURVEY ACCORDING TO THE DOCUMENTATION
ATTACHED TO THIS APPLICATION.
--------------------------------------------------------------------------------
REPRESENTATIVE WHO SIGNS THE APPLICATION
--------------------------------------------------------------------------------
NAME: GALDINO ANTONIO DA SILVA LUZ                      REPRESENTATION :
------------------------------------------------------
ADDRESS: Av. Dr Hugo de Mendon a no. 420 Itaituba PA    POWER OF ATTORNEY
--------------------------------  --------------------  ------------------------
PLEASE INFORM ABOVE IF A LEGAL    DATE                  SIGNATURE
REPRESENTATIVE IS SIGNING THIS         18AUG2005        /s/"Galdino Antonio
                                                        -------------------
APPLICATION                                             da Silva Luz"
                                                        -------------
                                                               (Signature)
--------------------------------  --------------------  ------------------------

                                DESCRIPTION BRIEF

OCCUPANT: ALVARO DA SILVA SOUZA
PROPERTY: Novo Porto
MINERAL BEARING GROUNDS: Sumauma
AREA (a): 37,547.2611
PERIMETER (m): 93,415.38
MUNICIPALITY: Itaituba
STATE: Para

                               LIMITS AND OUTLINES

NORTH: Neguinho

EAST: Igarape Salustiano

SOUTH: Legal owner

WEST: Garimpo Magalhaes, Garimpo Sao Miguel

                          DESCRIPTION OF THE PERIMETER

Starting from Milestone M-66, defined by the geographic coordinates of Latitude 5.42'48.0" South and Longitude 56.04'35,1" West, Ellipsoid SAD 69 and by the plane coordinate UTM 9,368,400.000m North, 602,270.000m East, referring to the central meridian 57 WGr, following the left margin of IGARAPE SALUSTIANO, going upstream, with a distance of 29,546.93 meters, arriving at milestone M-54; from here, following with plane azimuth of 254.28'00" and distance of 16,286.25 meters arriving at milestone M-51; from this, following with plane azimuth of 241.41'54" and distance of 8,046.46 meters, arriving at milestone M-45; from here, following with plane azimuth of 314.58'56" and distance of 1,740.46 meters, arriving at milestone M-42; from here, following with plane azimuth of 2.23'34" and distance of 7,188.79 meters, arriving at milestone M-41; from here, following with plane azimuth of 330.33'19" and distance of 15,200.91 meters, arriving at milestone M-65; from here, following with plane azimuth of 70.45'41" and distance of 15,405.58 metros, arriving at milestone M-66, starting point of the description of this perimeter.


DATE               SIGNATURE                   FOUND IN ORDER         SEEN
Nov/02             (Signed)
                   signature not legible

MINISTRY OF MINES AND ENERGY
DNPM - NATIONAL DEPARTMENT OF MINERAL PRODUCTION   Process 48405-850566/2005-77
GALDINO ANTONIO DA SILVA LUZ - Survey Authorization
APPLICATION FOR MINERAL SURVEY - FORM 01
--------------------------------------------------------------------------------
02 - DOCUMENTS WHICH ARE PART OF THIS APPLICATION: FORMS 01 to 03 and
--------------------------------------------------------------------------------
- DESCRIPTION BRIEF OF THE AREA      - PROOF OF PAYMENT OF FEES
- MAP OF THE LOCATION OF THE AREA    NOTE ON TECHNICAL  RESPONSIBILITY (A.R.T.)
- SURVEY WORK PLAN                   - OF THE SURVEY PLAN
- BUDGET                             - OF THE DESCRIPTION BRIEF
- CHRONOGRAM                         - OF THE MAP OF THE LOCATION
-----------------------------------  -------------------------------------------

-----------------------------------  -------------------------------------------
03 - FOR THE EXCLUSIVE USE OF DNPM     04 - SURFACE AREA
-----------------------------------  -------------------------------------------
                                          DATE          HECTARES       ARES
-----------  -----------  ---------  --------------  -------------  ------------
                                      18AUGUST2005        9983          00
-----------  -----------  ---------  --------------  -------------  ------------

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05 - DATA OF APPLICANT: INDIVIDUAL OR COMPANY
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NAME
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GALDINO ANTONIO DA SILVA LUZ
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                                      CPF NUMBER
-----------------------------  -------------------------  ----------------------
                                    161.023.550-91
-----------------------------  -------------------------  ----------------------
ADDRESS
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AVENIDA Dr. HUGO DE MENDONCA NO. 420
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DISTRICT                       CITY                       STATE
-----------------------------  -------------------------  ----------------------
CENTRO                         ITAITUBA                   PA
-----------------------------  -------------------------  ----------------------
POSTAL CODE: CEP 68181-970         FAX: 93-35180811       TELEPHONE: 93-35183022
                                                                P.O.Box: 034
-----------------------------  -------------------------  ----------------------

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06 - ADDITIONAL DATA (FOR INDIVIDUALS ONLY)
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ID CARD NO.177.562 SSP/RR      PROFESSION: AERONAUT       CIVIL STATUS: MARRIED
-----------------------------  -------------------------  ----------------------
NATIONALITY: BRAZILIAN
--------------------------------------------------------  ----------------------

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07 - PROFESSIONAL RESPONSIBLE FOR THE SURVEY PLAN
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NAME: ANTONIO VALERIO DA SILVA
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PROFESSION: GEOLOGIST
--------------------------------------------------------------  ----------------
CPF NUMBER         PROF. BODY REGION (CREA)        ID No.        SIGNATURE
-----------------  ------------------------------  ------------
000.079.942-49                    1ST              1105-D        (Signature)
-----------------  ------------------------------  ------------  ---------------
ADDRESS
--------------------------------------------------------------------------------
AVENIDA SENADOR LEMOS NO. 568
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DISTRICT               CITY                  STATE
---------------------  --------------------  ------------------  ---------------
       UMARIZAL               BELEM          PA
---------------------  --------------------  ------------------  ---------------
POSTAL CODE            FAX                   TELEF0NE
---------------------  --------------------  ------------------  ---------------
CEP 66050-000          91-32222745           91-99884862
---------------------  --------------------  ------------------  ---------------

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08 - THE UNDERSIGNED REQUESTS AUTHORIZATION FROM THE DIRECTOR GENERAL OF
THE DNPM TO CONDUCT A MINERAL SURVEY ACCORDING TO THE DOCUMENTATION
ATTACHED TO THIS APPLICATION.
REPRESENTATIVE WHO SIGNS THE APPLICATION
--------------------------------------------------------------------------------
NAME: GALDINO ANTONIO DA SILVA LUZ                      REPRESENTATION :
------------------------------------------------------
ADDRESS: Av. Dr Hugo de Mendon a no. 420 Itaituba PA
--------------------------------  --------------------  ------------------------
PLEASE INFORM ABOVE IF A LEGAL    DATE                  SIGNATURE
REPRESENTATIVE IS SIGNING THIS         18AUG2005          /s/"Galdino Antonio
                                                          -------------------
APPLICATION                                                  da Silva Luz"
                                                             -------------
                                                              (Signature)
--------------------------------  --------------------  ------------------------


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